EXHIBIT 10.37

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of March 22, 2010 to the Credit Agreement referenced below is by and among Citi Trends, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A. (the “Lender”).

W I T N E S S E T H

WHEREAS, revolving credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of March 26, 2008 among Borrower, the Guarantors from time to time party thereto and the Lender; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Lender has agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                       Amendment.  The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Maturity Date” means March 22, 2012; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

3.                                       Conditions Precedent.  This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a)                                  execution of this Amendment by the Borrower and the Lender;

(b)                                 receipt by the Lender of favorable opinions of legal counsel to the Loan Parties, addressed to the Lender, dated as of the date hereof, and in form and substance satisfactory to the Lender; and

(c)                                  payment by the Borrower to the Lender of an amendment fee equal to $20,000.

4.                                       Representations and Warranties.  Each Loan Party represents and warrants to the Lender that, after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof.

5.                                       Reaffirmation of Obligations.  Each Loan Party affirms its obligations under the Loan Documents and agrees that such obligations are valid and subsisting obligations of the Borrower to the Lender and not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.

6.                                       No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7.                                       Counterparts; Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

8.                                       Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CITI TRENDS, INC., a Delaware corporation

	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	Senior Vice President and Chief Financial Officer

GUARANTOR:	CITI TRENDS MARKETING SOLUTIONS, INC.,
a Colorado corporation

	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	President, Secretary and Treasurer

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Stephanie Pendleton
	Name:	Stephanie Pendleton
	Title:	Senior Vice President